United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


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                                    Form 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



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                          Date of Report: August 3, 1998

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                           BOEING CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



       Delaware                   95-2564584                   0-10795
     (State or other           (I.R.S. Employer         (Commission File No.)
      jurisdiction of           Identification No.)
      Incorporation or
      Organization)


        4060 Lakewood Boulevard, 6th Floor - Long Beach, California 90808-1700
                     (Address of principal executive offices)

                                 (562) 627-3299
              (Registrant's telephone number, including area code)

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Item 5. Other Events

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-37635) filed by Boeing Capital Corporation (the "Company"), with the Securities and Exchange Commission. The exhibits filed herewith include the four forms of medium-term notes and the distribution agreement to be used under such Registration Statement.

Item 7. Financial Statements and Exhibits

(c)      EXHIBITS
         (1)      Form of Distribution Agreement
         4(e)     Form of Senior Fixed Rate Medium-Term Note.
         4(f)     Form of Subordinated Fixed Rate Medium-Term Note.
         4(g)     Form of Senior Floating Rate Medium-Term Note.
         4(h)     Form of Subordinated Floating Rate Medium-Term Note.



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                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Boeing Capital Corporation


August 3, 1998                    /s/ Steven W. Vogeding
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                                  Steven W. Vogeding
                                  Vice President and Chief Financial
                                  Officer (Principal Financial Officer) and
                                  Registrant's Authorized Officer